Pacific Select Fund NSAR 12-31-09
Exhibit 77O

               PACIFIC SELECT FUND - SHORT DURATION BOND PORTFOLIO

                          REPORT PURSUANT TO RULE 10F-3

                        QUARTER ENDED SEPTEMBER 30, 2009

                        ITEM                                              SECURITIES PURCHASED
     ----------------------------------------------------   --------------------------------------------
 (1) Name of Issuer                                                   African Development Bank

 (2) Description of Security                                          AFDB 1.75% Fixed 10/01/12
     (name, coupon, maturity,                                        Global Sr. Unsecured Notes
     subordination, common stock, etc.)                                   CUSIP: 008281AY3

 (3) Date of Purchase                                                         9/24/2009

 (4) Date of Offering                                                         9/24/2009

 (5) Unit Price                                                                $99.66

 (6) Principal Amount of Total Offering                                   $1,000,000,000.00

 (7) Underwriting Spread                                                       0.100%
     $ (equity) or % (fixed-income)

 (8) Names of Syndicate Members                               Australian and New Zealand Group Limited,
                                                                     BofA Merrill Lynch Banking,
                                                                          Barclays Capital,
                                                                         BNP PARIBAS, Citi,
                                                                  Commerzbank, Credit Suisse, Daiwa
                                                                       Securities SMBC Europe,
                                                                      Goldman Sachs Internaltional,
                                                                          HSBC, J.P. Morgan,
                                                            Mitsubishi UFJ Securities International plc,
                                                                      Mizuho International plc,
                                                                               Morgan
                                                                   Stanly, Nomura International,
                                                                        Shinkin International,
                                                                          Societe Generale
                                                                  Corporation & Investment Banking,
                                                                           Standard Bank,
                                                                      Standard Chartered Bank,
                                                                            TD Securities

 (9) Dollar Amount of Purchase by the Portfolio                            $13,852,740.00

(10) % of Offering Purchased by Portfolio                                       1.390%

(11) % of Offering Purchased by Associated Accounts                             6.610%

(12) % of Portfolio Assets Applied to Purchase                                  0.990%

(13) Name(s) of Syndicate Members (s) from whom Purchased                   Deutsche Bank

(14) Name of Affiliated Underwriter                                  Goldman Sachs International

                                        PACIFIC SELECT FUND - SHORT DURATION BOND PORTFOLIO
                                      REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 9/30/2009

[ ] Eligibility (check one): [ ] registered public offering [X] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount
                                                         -------------------------------
             of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such
                                                   ----------------
             other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 10/28/2009                                            Signed: /s/ JAMES CLARK
      ---------                                                    ------------------
                                                           Name: James Clark
                                                           Title:

                   PACIFIC SELECT FUND - REAL ESTATE PORTFOLIO

                          REPORT PURSUANT TO RULE 10F-3

                        QUARTER ENDED SEPTEMBER 30, 2009

                            ITEM                                  SECURITIES PURCHASED
     ----------------------------------------------------   ------------------------------
 (1) Name of Issuer                                             ColonyFinancial, Inc.

 (2) Description of Security                                      ColonyFinancial
     (name, coupon, maturity,                                       Ticker: CLNY
     subordination, common stock, etc.)                             Common Stock

 (3) Date of Purchase                                                 9/23/2009

 (4) Date of Offering                                                 9/23/2009

 (5) Unit Price                                                        $20.00

 (6) Principal Amount of Total Offering                            $250,000,000.00

 (7) Underwriting Spread                                               $1.000
     $ (equity) or % (fixed-income)

 (8) Names of Syndicate Members                                 BofA, Merrill Lynch,
                                                                Goldman Sachs & Co.,
                                                                   Morgan Stanley,
                                                                UBS Investment Bank,
                                                            Calyon Securities (USA) Inc.,
                                                                        HSBC,
                                                                   JMP Securities,
                                                              Keefe, Bruyette & Woods,
                                                                 RBC Capital Markets

 (9) Dollar Amount of Purchase by the Portfolio                     $2,658,400.00

(10) % of Offering Purchased by Portfolio                              1.063%

(11) % of Offering Purchased by Associated Accounts                    4.937%

(12) % of Portfolio Assets Applied to Purchase                         0.450%

(13) Name(s) of Syndicate Members (s) from whom Purchased           Merrill Lynch

(14) Name of Affiliated Underwriter                                Morgan Stanley

                   PACIFIC SELECT FUND - REAL ESTATE PORTFOLIO

                          REPORT PURSUANT TO RULE 10F-3
                        QUARTER ENDED SEPTEMBER 30, 2009

                             ITEM                                   SECURITIES PURCHASED
     ----------------------------------------------------   --------------------------------
 (1) Name of Issuer                                          Cousins Properties Incorporated

 (2) Description of Security                                          Common Stock
     (name, coupon, maturity,
     subordination, common stock, etc.)

 (3) Date of Purchase                                                   9/15/2009

 (4) Date of Offering                                                   9/15/2009

 (5) Unit Price                                                           $7.25

 (6) Principal Amount of Total Offering                              $290,000,000.00

 (7) Underwriting Spread                                                 $0.308
     $ (equity) or % (fixed-income)

 (8) Names of Syndicate Members                             BofA, Merrill Lynch, J.P.Morgan,
                                                                 Wells Fargo Securities,
                                                                PNC Capital Markets LLC,
                                                             Morgan Keegan & Company, Inc.,
                                                                   RBS, Piper Jaffray,
                                                                 Capital One Southcoast

 (9) Dollar Amount of Purchase by the Portfolio                       $1,204,733.00

(10) % of Offering Purchased by Portfolio                                0.415%

(11) % of Offering Purchased by Associated Accounts                      2.305%

(12) % of Portfolio Assets Applied to Purchase                           0.210%

(13) Name(s) of Syndicate Members (s) from whom Purchased             Merrill Lynch

(14) Name of Affiliated Underwriter                                  Morgan Stanley

                                        PACIFIC SELECT FUND - VK REAL ESTATE PORTFOLIO
                                      REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 9/30/2009

[ ] Eligibility (check one): [ ] registered public offering [X] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount
                                                         -------------------------------
             of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such
                                                   ----------------
             other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 10/5/2009                                            Signed: /s/  TED BIGMAN
      ---------                                                    ------------------
                                                           Name: Ted Bigman
                                                           Title: Fund Manager

              PACIFIC SELECT FUND - LONG/SHORT LARGE CAP PORTFOLIO

                          REPORT PURSUANT TO RULE 10F-3

                        QUARTER ENDED SEPTEMBER 30, 2009

                             ITEM                                   SECURITIES PURCHASED
     ----------------------------------------------------   -----------------------------------
 (1) Name of Issuer                                                Health Care REIT Inc.

 (2) Description of Security                                           Common Stock
     (name, coupon, maturity,
      subordination, common stock, etc.)

 (3) Date of Purchase                                                    9/1/2009

 (4) Date of Offering                                                    9/1/2009

 (5) Unit Price                                                           $40.40

 (6) Principal Amount of Total Offering                               $323,200,000.00

 (7) Underwriting Spread                                                   $1.62
     $ (equity) or % (fixed-income)

 (8) Names of Syndicate Members                             B of A, Merrill Lynch, J.P. Morgan,
                                                                   UBS Investment Bank,
                                                                 Deutsche Bank Securities,
                                                                 KeyBanc Capital Markets,
                                                                      Raymond James,
                                                                     Barclays Capital,
                                                               Calyon Securities (USA) Inc.,
                                                                     Stifel Nicolaus,
                                                                  ABN AMRO Incorporated,
                                                                   BMO Capital Markets,
                                                                   Comerica Securities,
                                                              Morgan Keegan & Company, Inc.,
                                                                    PNC Capital Markets

 (9) Dollar Amount of Purchase by the Portfolio                         $820,120.00

(10) % of Offering Purchased by Portfolio                                 0.020%

(11) % of Offering Purchased by Associated Accounts                       2.380%

(12) % of Portfolio Assets Applied to Purchase                            0.120%

(13) Name(s) of Syndicate Members (s) from whom Purchased         Merrill Lynch & Co Inc.

(14) Name of Affiliated Underwriter                             J.P. Morgan Securities Inc.

                                        PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                      REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 9/30/2009

[ ] Eligibility (check one): [ ] registered public offering [X] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount
                                                         -------------------------------
             of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such
                                                   ----------------
             other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 10/28/2009                                            Signed: /s/ LISSETTE RESNICK
      ---------                                                    ------------------
                                                           Name: Lissette Resnick
                                                           Title: Regulatory Reporting Manager


                 PACIFIC SELECT FUND - MID-CAP EQUITY PORTFOLIO

                          REPORT PURSUANT TO RULE 10F-3

                        QUARTER ENDED SEPTEMBER 30, 2009

                             ITEM                                   SECURITIES PURCHASED
     ----------------------------------------------------   -----------------------------------
 (1) Name of Issuer                                                     A123 Systems Inc.

 (2) Description of Security                                 A123 Systems, Ticker: AONE, Common Stock
     (name, coupon, maturity,
     subordination, common stock, etc.)

 (3) Date of Purchase                                                       9/23/2009

 (4) Date of Offering                                                       9/23/2009

 (5) Unit Price                                                              $13.50

 (6) Principal Amount of Total Offering                                  $380,436,764.00

 (7) Underwriting Spread                                                     $0.950
     $ (equity) or % (fixed-income)

 (8) Names of Syndicate Members                                        BoA Merrill Lynch,
                                                                   Morgan Stanley & Co. Inc.,
                                                                      Goldman, Sachs & Co,
                                                                     Merrill Lynch, Pierce,
                                                                      Fenner & Smith Inc.,
                                                                 Deutsche Bank Securities Inc.,
                                                                     Lazard Capital Markets,
                                                                    Pacific Crest Securities

 (9) Dollar Amount of Purchase by the Portfolio                            $91,800.00

(10) % of Offering Purchased by Portfolio                                    0.025%

(11) % of Offering Purchased by Associated Accounts                          0.339%

(12) % of Portfolio Assets Applied to Purchase                               0.005%

(13) Name(s) of Syndicate Members (s) from whom Purchased                Morgan Stanley

(14) Name of Affiliated Underwriter                                  Lazard Capital Markets

                                        PACIFIC SELECT FUND - MID-CAP EQUITY PORTFOLIO
                                      REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 9/30/2009

[ ] Eligibility (check one): [ ] registered public offering [X] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount
                                                         -------------------------------
             of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such
                                                   ----------------
             other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 10/28/2009                                            Signed: /s/ LORELEI MARTIN
      ---------                                                    ------------------
                                                           Name: Lorelei Martin
                                                           Title: Senior Compliance Officer

                PACIFIC SELECT FUND - LARGE-CAP GROWTH PORTFOLIO

                          REPORT PURSUANT TO RULE 10F-3

                        QUARTER ENDED SEPTEMBER 30, 2009

                             ITEM                                   SECURITIES PURCHASED
     ----------------------------------------------------   -----------------------------------
 (1) Name of Issuer                                              Talecris Biotherapeutics

 (2) Description of Security                                           Common Stock
     (name, coupon, maturity, subordination,
     common stock, etc.)

 (3) Date of Purchase                                                    9/30/2009

 (4) Date of Offering                                                    9/30/2009

 (5) Unit Price                                                           $19.00

 (6) Principal Amount of Total Offering                               $950,000,000.00

 (7) Underwriting Spread                                                  $1.045
     $ (equity) or % (fixed-income)

 (8) Names of Syndicate Members                             Morgan Stanley, Goldman Sachs & Co,
                                                                    Citi, J.P. Morgan,
                                                                  Wells Fargo Securities,
                                                                     Barclays Capital,
                                                                    UBS Investment Bank

 (9) Dollar Amount of Purchase by the Portfolio                        $6,194,000.00

(10) % of Offering Purchased by Portfolio                                 0.007%

(11) % of Offering Purchased by Associated Accounts                       0.030%


(12) % of Portfolio Assets Applied to Purchase                            0.005%

(13) Name(s) of Syndicate Members (s) from whom Purchased             Morgan Stanley

(14) Name of Affiliated Underwriter                                         UBS

                                        PACIFIC SELECT FUND - LARGE-CAP GROWTH PORTFOLIO
                                      REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 9/30/2009

[ ] Eligibility (check one): [ ] registered public offering [X] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount
                                                         -------------------------------
             of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such
                                                   ----------------
             other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 10/13/2009                                            Signed: /s/ THOMAS SHORS
      ---------                                                    ------------------
                                                           Name: Thomas Shors
                                                           Title: Associate Director, Compliance



                   PACIFIC SELECT FUND - REAL ESTATE PORTFOLIO
                          REPORT PURSUANT TO RULE 10F-3
                         QUARTER ENDED DECEMBER 31, 2009

                        ITEM                                     SECURITIES PURCHASED
---------------------------------------------------   ------------------------------------------
(1)  Name of Issuer                                   Regency Centers Corporation

(2)  Description of Security (name, coupon,           Common Stock
     maturity, subordination, common stock, etc.)

(3)  Date of Purchase                                 12/4/2009

(4)  Date of Offering                                 12/4/2009

(5)  Unit Price                                       $30.75

(6)  Principal Amount of Total Offering               $246,000,000.00

(7)  Underwriting Spread                              $1.230
     $ (equity) or % (fixed-income)

(8)  Names of Syndicate Members                       J.P. Morgan Securities Inc., Wells Fargo
                                                      Securities, LLC, PNC Capital Markets LLC,
                                                      Morgan Keegan & Company, Inc., SunTrust
                                                      Robinson Humphrey, Inc., Comerica
                                                      Securities, Inc., Daiwa Securities America
                                                      Inc., Mizuho Securities USA Inc.,
                                                      Mitsubishi UFJ Securities (USA), Inc.,
                                                      Piper Jaffray & Co., RBC Capital Markets
                                                      Corporation

(9)  Dollar Amount of Purchase by the Portfolio       $1,832,700.00

(10) % of Offering Purchased by Portfolio             0.745%

(11) % of Offering Purchased by Associated Accounts   5.505%

(12) % of Portfolio Assets Applied to Purchase        0.310%

(13) Name(s) of Syndicate Members (s) from whom       JP Morgan
     Purchased

(14) Name of Affiliated Underwriter                   Mitsubishi UFJ Securities

                                        PACIFIC SELECT FUND - REAL ESTATE PORTFOLIO
                                      REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 12/31/2009

[ ] Eligibility (check one): [ ] registered public offering [X] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount
                                                         -------------------------------
             of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such
                                                   ----------------
             other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 12/18/2009                                            Signed: /s/ THEODORE BIGMAN
      ---------                                                    ------------------
                                                           Name: Theodore Bigman
                                                           Title: Managing Director/Portfolio Manager

                         PACIFIC SELECT FUND - MID-CAP GROWTH PORTFOLIO
                                 REPORT PURSUANT TO RULE 10F-3
                                QUARTER ENDED DECEMBER 31, 2009

                        ITEM                                     SECURITIES PURCHASED
---------------------------------------------------   ------------------------------------------
(1)  Name of Issuer                                   Verisk Analytics, Inc.

(2)  Description of Security (name, coupon,           Common Stock
     maturity, subordination, common stock, etc.)

(3)  Date of Purchase                                 10/6/2009

(4)  Date of Offering                                 10/6/2009

(5)  Unit Price                                       $22.00

(6)  Principal Amount of Total Offering               $1,875,500,000.00

(7)  Underwriting Spread                              $0.880
     $ (equity) or % (fixed-income)

(8)  Names of Syndicate Members                       BofA, Merrill Lynch, Morgan Stanley, J.P.
                                                      Morgan, Wells Fargo Securities, William
                                                      Blair & Company, Fox-Pitt Kelton Cochran
                                                      Caronia Waller, Keefe, Bruyette & Woods

(9)  Dollar Amount of Purchase by the Portfolio       $4,358,046.00

(10) % of Offering Purchased by Portfolio             0.232%

(11) % of Offering Purchased by Associated Accounts   2.668%

(12) % of Portfolio Assets Applied to Purchase        0.380%

(13) Name(s) of Syndicate Members (s) from whom       Merrill Lynch
     Purchased

(14) Name of Affiliated Underwriter                   Morgan Stanley

                                        PACIFIC SELECT FUND - MID-CAP GROWTH PORTFOLIO
                                      REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 12/31/2009

[ ] Eligibility (check one): [ ] registered public offering [X] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount
                                                         -------------------------------
             of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such
                                                   ----------------
             other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 2/18/2010                                            Signed: /s/ ALEXANDER NORTON
      ---------                                                    ----------------------
                                                           Name: Alexander Norton
                                                           Title: Executive Director/Portfolio Manager


                            PACIFIC SELECT FUND - COMSTOCK PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3
                                 QUARTER ENDED DECEMBER 31, 2009

                        ITEM                                     SECURITIES PURCHASED
---------------------------------------------------   ------------------------------------------
(1)  Name of Issuer                                   Verisk Analytics, Inc.

(2)  Description of Security (name, coupon,           Common Stock
     maturity, subordination, common stock, etc.)

(3)  Date of Purchase                                 10/6/2009

(4)  Date of Offering                                 10/6/2009

(5)  Unit Price                                       $22.00

(6)  Principal Amount of Total Offering               $1,875,500,000.00

(7)  Underwriting Spread                              $0.880
     $ (equity) or % (fixed-income)

(8)  Names of Syndicate Members                       BofA, Merrill Lynch, Morgan Stanley, J.P.
                                                      Morgan, Wells Fargo Securities, William
                                                      Blair & Company, Fox-Pitt Kelton Cochran
                                                      Caronia Waller, Keefe, Bruyette & Woods

(9)  Dollar Amount of Purchase by the Portfolio       $598,400.00

(10) % of Offering Purchased by Portfolio             0.032%

(11) % of Offering Purchased by Associated Accounts   2.868%

(12) % of Portfolio Assets Applied to Purchase        0.030%

(13) Name(s) of Syndicate Members (s) from whom       Merrill Lynch
     Purchased

(14) Name of Affiliated Underwriter                   Morgan Stanley

                                        PACIFIC SELECT FUND - COMSTOCK PORTFOLIO
                                      REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 12/31/2009

[ ] Eligibility (check one): [ ] registered public offering [X] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount
                                                         -------------------------------
             of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such
                                                   ----------------
             other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 12/10/2009                                            Signed: /s/ KEVIN HOLT
      ---------                                                    ----------------------
                                                           Name: Kevin Holt
                                                           Title: Managing Director/Portfolio Manager


                            PACIFIC SELECT FUND - COMSTOCK PORTFOLIO
                                 REPORT PURSUANT TO RULE 10F-3
                                QUARTER ENDED DECEMBER 31, 2009

                        ITEM                                     SECURITIES PURCHASED
---------------------------------------------------   ------------------------------------------
(1)  Name of Issuer                                   Wells Fargo & Company

(2)  Description of Security (name, coupon,           Common Stock
     maturity, subordination, common stock, etc.)

(3)  Date of Purchase                                 12/15/2009

(4)  Date of Offering                                 12/15/2009

(5)  Unit Price                                       $25.00

(6)  Principal Amount of Total Offering               $10,650,000,000.00

(7)  Underwriting Spread                              $0.563
     $ (equity) or % (fixed-income)

(8)  Names of Syndicate Members                       Wells Fargo Securities, LLC, Goldman,
                                                      Sachs & Co., Credit Suisse Securities
                                                      (USA) LLC, J.P. Morgan Securities Inc.,
                                                      Morgan Stanley & Co. Incorporated,
                                                      Deutsche Bank Securities Inc., RBC Captial
                                                      Markets Corporation, Cabrera Capital
                                                      Markets, LLC, CastleOak Securities. L.P.,
                                                      Blaylock Robert Van, LLC, Loop Capital
                                                      Markets, LLC, Samuel A. Ramirez & Co.,
                                                      Inc., Muriel Siebert & Co., Inc., The
                                                      Williams Capital Group, L.P.

(9)  Dollar Amount of Purchase by the Portfolio       $5,232,500.00

(10) % of Offering Purchased by Portfolio             0.049%

(11) % of Offering Purchased by Associated Accounts   0.890%

(12) % of Portfolio Assets Applied to Purchase        0.250%

(13) Name(s) of Syndicate Members (s) from whom       Goldman Sachs
     Purchased

(14) Name of Affiliated Underwriter                   Morgan Stanley

                                        PACIFIC SELECT FUND - COMSTOCK PORTFOLIO
                                      REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 12/31/2009

[ ] Eligibility (check one): [ ] registered public offering [X] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount
                                                         -------------------------------
             of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such
                                                   ----------------
             other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 12/10/2009                                            Signed: /s/ KEVIN HOLT
      ---------                                                    ----------------------
                                                           Name: Kevin Holt
                                                           Title: Managing Director/Portfolio Manager

                                       PACIFIC SELECT FUND
                               PSF LONG/SHORT LARGE-CAP PORTFOLIO
                                       10F-3 TRANSACTIONS
                                 QUARTER ENDED DECEMBER 31, 2009

                        ITEM                                     SECURITIES PURCHASED
---------------------------------------------------   ------------------------------------------
(1)  Name of Issuer                                   CBS Corporation Secondary

(2)  Description of Security (name, coupon,           CBS Cusip # 12485720
     maturity, subordination, common stock, etc.)

(3)  Date of Purchase                                 10/14/2009

(4)  Date of Offering                                 10/14/2009

(5)  Unit Price                                       $12.00

(6)  Principal Amount of Total Offering               $312,490,908.00

(7)  Underwriting Spread                              $0.450
     $ (equity) or % (fixed-income)

(8)  Names of Syndicate Members                       Citi, J.P. Morgan

(9)  Dollar Amount of Purchase by the Portfolio       $415,200.00

(10) % of Offering Purchased by Portfolio             0.027%

(11) % of Offering Purchased by Associated Accounts   0.174%

(12) % of Portfolio Assets Applied to Purchase        0.133%

(13) Name(s) of Syndicate Members (s) from whom       Citigroup Global Markets
     Purchased

(14) Name of Affiliated Underwriter                   JPMorgan Securities Inc.

                                        PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                      REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 12/31/2009

[ ] Eligibility (check one): [ ] registered public offering [X] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount
                                                         -------------------------------
             of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such
                                                   ----------------
             other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 1/19/2010                                            Signed: /s/ MADALINA BAL
      ---------                                                    ----------------------
                                                           Name: Madalina Bal
                                                           Title: Vice President

                                       PACIFIC SELECT FUND
                               PSF LONG/SHORT LARGE-CAP PORTFOLIO
                                       10F-3 TRANSACTIONS
                                 QUARTER ENDED DECEMBER 31, 2009

                        ITEM                                     SECURITIES PURCHASED
---------------------------------------------------   ------------------------------------------
(1)  Name of Issuer                                   SVB Financial Group Secondary

(2)  Description of Security (name, coupon,           SIVB Cusip # 78486Q10
     maturity, subordination, common stock, etc.)

(3)  Date of Purchase                                 11/18/2009

(4)  Date of Offering                                 11/18/2009

(5)  Unit Price                                       $38.50

(6)  Principal Amount of Total Offering               $300,300,000.00

(7)  Underwriting Spread                              $1.830
     $ (equity) or % (fixed-income)

(8)  Names of Syndicate Members                       J.P. Morgan, BofA Merrill Lynch, Keefe
                                                      Bruyette & Woods, RBC Capital Markets,
                                                      Sandler O'Neil & Partners, L.P.

(9)  Dollar Amount of Purchase by the Portfolio       $604,450.00

(10) % of Offering Purchased by Portfolio             0.201%

(11) % of Offering Purchased by Associated Accounts   0.945%

(12) % of Portfolio Assets Applied to Purchase        0.039%

(13) Name(s) of Syndicate Members (s) from whom       Merrill Lynch & Co. Inc.
     Purchased

(14) Name of Affiliated Underwriter                   JPMorgan Securities Inc.

                                        PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                      REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 12/31/2009

[ ] Eligibility (check one): [ ] registered public offering [X] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount
                                                         -------------------------------
             of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such
                                                   ----------------
             other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 1/19/2010                                            Signed: /s/ MADALINA BAL
      ---------                                                    ----------------------
                                                           Name: Madalina Bal
                                                           Title: Vice President

                                       PACIFIC SELECT FUND
                               PSF LONG/SHORT LARGE-CAP PORTFOLIO
                                       10F-3 TRANSACTIONS
                                 QUARTER ENDED DECEMBER 31, 2009

                        ITEM                                     SECURITIES PURCHASED
---------------------------------------------------   ------------------------------------------
(1)  Name of Issuer                                   SVB Financial Group Secondary

(2)  Description of Security (name, coupon,           SIVB Cusip # 78486Q10
     maturity, subordination, common stock, etc.)

(3)  Date of Purchase                                 11/18/2009

(4)  Date of Offering                                 11/18/2009

(5)  Unit Price                                       $38.50

(6)  Principal Amount of Total Offering               $300,300,000.00

(7)  Underwriting Spread                              $1.830
     $ (equity) or % (fixed-income)

(8)  Names of Syndicate Members                       J.P. Morgan, BofA Merrill Lynch, Keefe
                                                      Bruyette & Woods, RBC Capital Markets,
                                                      Sandler O'Neil & Partners, L.P.

(9)  Dollar Amount of Purchase by the Portfolio       $612,150.00

(10) % of Offering Purchased by Portfolio             0.203%

(11) % of Offering Purchased by Associated Accounts   0.943%

(12) % of Portfolio Assets Applied to Purchase        0.039%

(13) Name(s) of Syndicate Members (s) from whom       Merrill Lynch & Co. Inc.
     Purchased

(14) Name of Affiliated Underwriter                   JPMorgan Securities Inc.

                                        PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                      REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 12/31/2009

[ ] Eligibility (check one): [ ] registered public offering [X] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount
                                                         -------------------------------
             of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such
                                                   ----------------
             other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 1/19/2010                                            Signed: /s/ MADALINA BAL
      ---------                                                    ----------------------
                                                           Name: Madalina Bal
                                                           Title: Vice President

                                       PACIFIC SELECT FUND
                               PSF LONG/SHORT LARGE-CAP PORTFOLIO
                                       10F-3 TRANSACTIONS
                                 QUARTER ENDED DECEMBER 31, 2009

                        ITEM                                     SECURITIES PURCHASED
---------------------------------------------------   ------------------------------------------
(1)  Name of Issuer                                   Wells Fargo & Company Secondary

(2)  Description of Security (name, coupon,           WFC Cusip # 94974610
     maturity, subordination, common stock, etc.)

(3)  Date of Purchase                                 12/15/2009

(4)  Date of Offering                                 12/15/2009

(5)  Unit Price                                       $25.00

(6)  Principal Amount of Total Offering               $10,650,000,000.00

(7)  Underwriting Spread                              $0.560
     $ (equity) or % (fixed-income)

(8)  Names of Syndicate Members                       Wells Fargo Securities, Goldman Sachs &
                                                      Co, Credit Suisse, J.P. Morgan, Morgan
                                                      Stanley

(9)  Dollar Amount of Purchase by the Portfolio       $1,310,000.00

(10) % of Offering Purchased by Portfolio             0.012%

(11) % of Offering Purchased by Associated Accounts   4.300%

(12) % of Portfolio Assets Applied to Purchase        0.084%

(13) Name(s) of Syndicate Members (s) from whom       Goldman Sachs & Co NY
     Purchased

(14) Name of Affiliated Underwriter                   JPMorgan Securities Inc.

                                        PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                      REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 12/31/2009

[ ] Eligibility (check one): [ ] registered public offering [X] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount
                                                         -------------------------------
             of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such
                                                   ----------------
             other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 1/19/2010                                            Signed: /s/ MADALINA BAL
      ---------                                                    ----------------------
                                                           Name: Madalina Bal
                                                           Title: Vice President

                                       PACIFIC SELECT FUND
                               PSF LONG/SHORT LARGE-CAP PORTFOLIO
                                       10F-3 TRANSACTIONS
                                 QUARTER ENDED DECEMBER 31, 2009

                        ITEM                                     SECURITIES PURCHASED
---------------------------------------------------   ------------------------------------------
(1)  Name of Issuer                                   Wells Fargo & Company Secondary

(2)  Description of Security (name, coupon,           WFC Cusip # 94974610
     maturity, subordination, common stock, etc.)

(3)  Date of Purchase                                 12/15/2009

(4)  Date of Offering                                 12/15/2009

(5)  Unit Price                                       $25.00

(6)  Principal Amount of Total Offering               $10,650,000,000.00

(7)  Underwriting Spread                              $0.560
     $ (equity) or % (fixed-income)

(8)  Names of Syndicate Members                       Wells Fargo Securities, Goldman Sachs &
                                                      Co, Credit Suisse, J.P. Morgan, Morgan
                                                      Stanley

(9)  Dollar Amount of Purchase by the Portfolio       $4,392,500.00

(10) % of Offering Purchased by Portfolio             0.041%

(11) % of Offering Purchased by Associated Accounts   4.271%

(12) % of Portfolio Assets Applied to Purchase        0.283%

(13) Name(s) of Syndicate Members (s) from whom       Goldman Sachs & Co NY
     Purchased

(14) Name of Affiliated Underwriter                   JPMorgan Securities Inc.

                                        PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                      REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 12/31/2009

[ ] Eligibility (check one): [ ] registered public offering [X] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount
                                                         -------------------------------
             of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such
                                                   ----------------
             other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 1/19/2010                                            Signed: /s/ MADALINA BAL
      ---------                                                    ----------------------
                                                           Name: Madalina Bal
                                                           Title: Vice President

                            PACIFIC SELECT FUND - COMSTOCK PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3
                                 QUARTER ENDED DECEMBER 31, 2009

                        ITEM                                     SECURITIES PURCHASED
---------------------------------------------------   ------------------------------------------
(1)  Name of Issuer                                   Bank of America

(2)  Description of Security (name, coupon,           Common Stock
     maturity, subordination, common stock, etc.)

(3)  Date of Purchase                                 12/3/2009

(4)  Date of Offering                                 12/3/2009

(5)  Unit Price                                       $15.00

(6)  Principal Amount of Total Offering               $19,290,000,000.00

(7)  Underwriting Spread                              $0.375
     $ (equity) or % (fixed-income)

(8)  Names of Syndicate Members                       Merrill Lynch, Pierce, Fenner & Smith
                                                      Incorporated, UBS Securities LLC, Cantor
                                                      Fitzgerald & Co., Deutsche Bank Securities
                                                      Inc., Goldman, Sachs & Co., Keefe,
                                                      Bruyette & Woods, Inc., Mizuho Securities
                                                      USA Inc., Morgan Stanley & Co.,
                                                      Incorporated, SG Americas Securities, LLC,
                                                      Santander Investment Securities Inc.,
                                                      Stifel, Nicolaus & Company, Incorporated,
                                                      UnitCredit Capital Markets, Inc., Wells
                                                      Fargo Securities, LLC, Sanford C.
                                                      Bernstein & Co., LLC, CCB International
                                                      Capital Limited, Cowen and Company, LLC,
                                                      Daiwa Securities America Inc., ICBC
                                                      International Securities Limited, National
                                                      Australia Bank Limited, Broadpoint
                                                      Capital, Inc., KeyBanc Capital Markets
                                                      Inc., Macquarie Capital (USA) Inc., RBS
                                                      Securities Inc., Samuel A Ramirez & Co.,
                                                      Inc., Samsung Securities Co., Ltd.,
                                                      Southwest Securities, Inc., SunTrust
                                                      Robinson Humphrey, Inc.

(9)  Dollar Amount of Purchase by the Portfolio       $4,980,000.00

(10) % of Offering Purchased by Portfolio             0.026%

(11) % of Offering Purchased by Associated Accounts   0.519%

(12) % of Portfolio Assets Applied to Purchase        0.240%

(13) Name(s) of Syndicate Members (s) from whom       Merrill Lynch
     Purchased

(14) Name of Affiliated Underwriter                   Morgan Stanley

                                        PACIFIC SELECT FUND - COMSTOCK PORTFOLIO
                                      REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 12/31/2009

[ ] Eligibility (check one): [ ] registered public offering [X] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount
                                                         -------------------------------
             of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such
                                                   ----------------
             other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 12/22/2009                                            Signed: /s/ KEVIN HOLT
      ---------                                                    ----------------------
                                                           Name: Kevin Holt
                                                           Title: Managing Director/Portfolio Manager